"CONFIDENTIAL TREATMENT REQUESTED. Confidential portions of this document were redacted and filed separately with the Commission."

                           MEMORANDUM OF UNDERSTANDING
                                    ADDENDUM
                              Dated: April 4, 1997


GENERAL
This memorandum of understanding defines an addendum to the original MOU dated January 13, 1997. This proposal covers the incremental effort to provide Datacenter capabilities to the ISMSI solution. The original proposal covered a simple Store Host to POD data transfer, no provision was made for. Datacenter functionality or database replication (automatic and selective). The scope of work is detailed in Exhibit A attached.

MARKETING RIGHTS
Product(s) designed by Unisys solely for ISMS specifications would only be used by ISMSI unless agreed by ISMSI.

DEVELOPMENT RIGHTS
PSD is the sole provider of the middleware product to ISMSI unless agreed otherwise by PSD.

INITIAL MIDDLEWARE PRODUCT
Unisys agrees to provide, at cost, resources and expertise to complete its portion of the deliverable(s) as defined in Exhibit A. A rough estimate of the costs for the initial working product and 2-4 Beta Test sites in the US are estimated at $197,625, with any over-run capped at 10%. This preliminary estimate will be finalized at the sign-off of the requirements definition, expected to be received mid May. It is further agreed that over-runs above 10% may be negotiated depending on circumstance.

ISMSI agrees to provide, at cost, resources and expertise to complete its portion of the Phase 1 deliverable(s) as defined in Exhibit A. In addition, ISMSI will provide monthly the funds to cover PSD's cost for the Phase 1 deliverables as defined in Exhibit A.

MIDDLEWARE SOFTWARE SUPPORT
PSD agrees to provide the local field geography teams, hot line, bug fixes, patches and assistance required to support the Middleware product developed by PSD. In addition, PSD will provide minor Middleware enhancements to keep the product current. This support and enhancements will be provided by PSD up to a limit of 12% of PSD royalty revenues paid to PSD by ISMSI.

FUTURE MIDDLEWARE PRODUCT
New standard Middleware products, non-standard Middleware products, or custom Middleware products will be developed and funded based on a mutually agreed business case.

DEFAULT
If either party should be in default with respect to the business plans and/or deliverables, and the other party elects to dissolve this business relationship, the other party will so notify, in writing, the party in default. The defaulting party shall have 60 days to cure such default or provide a mutually acceptable plan to cure.

TERMINATION FOR DEFAULT
In the event the default(s) is not cured or a mutually acceptable plan to cure is not received within the specified time, then the non-defaulting party shall have the right to terminate this agreement. In the event of [*...*] provided that a [*...*] in good faith.

TERM OR AGREEMENT


[*...*] Confidential material redacted and filed separately with the Commission.

"CONFIDENTIAL TREATMENT REQUESTED"

The initial term of this agreement is for a period of 5 years. This agreement will automatically be extended for an additional 12 months at the end of the initial term and annually thereafter unless terminated in writing by either party 90 days prior to the expiration date.

DEFINITIONS
In$taCa$h Coupon:. Any coupon distributed throughout the system that gives the shopper an "on the spot" rebate.

Free Standing Insert Coupon: Any non-In$taCa$h Coupon.

Electronic Coupon: Any "paperless" coupon distributed throughout the system.

Redeemed Coupon: Any In$taCa$h Coupon, Free Standing Insert Coupon or Electronic Coupon read, shredded, or processed by the system and billed to the Manufacturer.

Customer Service Station: A workstation to be utilized by the consumer, having a minimum configuration of a PC, display, card reader, scanner/shredder, printer, and necessary software/middleware.

CEC: A Kiosk containing 1-3 Customer Service Stations any necessary peripherals far the integrated solution, including the point of sale coupon shredder and check writers, Kiosk server, networking and software/middleware.

POD: A geographic marketing area containing a host computer linking 1-25 Kiosks.

Datacenter: ISMSI's central dataprocessing center linking multiple PODs.

EXPRESSION OF INTENT

This document is only an expression of the general terms which might form the basis far a definitive agreement to be entered into between the parties. This document should in no way be construed as a binding agreement between the parties. If a definitive agreement incorporating the terms of this document is not completed, for whatever reason, neither party shall have any liability to the other. The exception to this being purchase orders provided between the companies to cover the development costs while the final agreement is being finalized.



AGREED:


/s/ Michael R. Thomas                          /s/ Everett Schulze, Jr.
-----------------------------                  -----------------------------
Michael R. Thomas                              Everett Schulz, Jr.
V.P. and General Manager                       President/CEO
Payment Systems Division                       In Store Media Systems, Inc.
Unisys Corporation


[*...*] Confidential material redacted and filed separately with the Commission.

"CONFIDENTIAL TREATMENT REQUESTED"

                                    EXHIBIT A
                                  SCOPE OF WORK

This proposal covers the incremental effort over and above that included in the original Software MOU to provide Datacenter capabilities to the ISMSI solution. The original proposal covered a simple Store Host to POD data transfer, no provision was made for Datacenter functionality or database replication (automatic selective). Based on the development to date and the need for the solution to scalable beyond 25 stores it is clear this is a requirement.

[*...*]

o   Additional [*...*] Due To [*...*]
o   Additional [*...*] Elements Due To [*...*] Needs
    o   [*...*] Required To Generate [*...*] For Issued Coupons
    o   [*...*] Contact Data
o   Introduction of The [*...*]
    o   [*...*] of [*...*] Required, Rather Than [*...*]
    o   Need To Consider [*...*] When [*...*] Is Remote From The [*...*]
    o   [*...*] Can Be [*...*] To [*...*] If Stores Are In [*...*]
o   Considerations of [*...*] Stores Per [*...*] and Multiple [*...*]
    o   [*...*] At [*...*]
    o   [*...*] of Subsets of [*...*] Rather Than All The [*...*]
    o   Need To Move From [*...*] To [*...*] Based [*...*]

o   ISMSI TASKS  CURRENT
    o   [*...*] Programs And [*...*] Reports At The [*...*] And [*...*]
    o   Sizing, construction, and maintenance of [*...*] and [*...*]
o   UNISYS TASKS  CURRENT
    o   All [*...*] Related [*...*] And [*...*] At [*...*]
    o   Stored Procedures For [*...*] At [*...*] And [*...*]
    o   [*...*] issues In The [*...*]
    o   [*...*] Procedures For A Locations
    o   Control of [*...*]

o   UNISYS TASKS  INCREMENTAL IN THIS QUOTE
    o   [*...*] From [*...*] To [*...*] To [*...*]
    o   [*...*] From [*...*] To [*...*] To [*...*]
    o   The [*...*] Must Encompass The Following Issues:
        o   [*...*] To Be Provided
        o   [*...*] (Interrupted [*...*] Must Be Recoverable)
        o   Low [*...*] (Specialized [*...*] Should Not Be Required At The
            Stores)
        o   [*...*] ([*...*] Of Stores Are Anticipated)
        o   [*...*] Operation (Transfers [*...*] A [*...*])
        o   Triggering Of [*...*] Procedures After [*...*]
        o   [*...*] Transfer
            o   Tables Originating At The [*...*] Contain [*...*] For All Stores
            o   The [*...*] Defines Which [*...*] Goes To Which [*...*]
            o   Recommendations On [*...*] Due To [*...*] Concerns
        o   Communications [*...*]
    o Documentation Of The [*...*] Mechanism And Any [*...*] Administrator instructions
    o   Transfer of [*...*]


[*...*] Confidential material redacted and filed separately with the Commission.

"CONFIDENTIAL TREATMENT REQUESTED"




The original proposal covered software development for the following system:



                                    [*...*]
                      [schematic of computer network here]



[*...*] Confidential material redacted and filed separately with the Commission.

"CONFIDENTIAL TREATMENT REQUESTED"

Datacenter design considerations and expansion beyond 25 stores leads to the following architecture


                                    [*...*]
                       [schematic of datacenter design]

[*...*] Confidential material redacted and filed separately with the Commission.

"CONFIDENTIAL TREATMENT REQUESTED"

                                DEVELOPMENT TASKS

This proposal covers the development, test and integration of the [*...*] components for the ISMSI Coupon Project. This extended project has been broken down into the following steps:

1       STUDY
       ------
This will include the following tasks:
o   Survey of Tools and packages to use.
o   The H/W and S/W to be used will be procured, including:
    o   [*...*]        PC+
    o   [*...*]        PC+
    o   [*...*] Store PC+
    o   [*...*]
    o   [*...*]
    o   [*...*]
o   Analyze the [*...*] requirements.
o   Identify the [*...*] and [*...*] that need to be [*...*].
Note: The hardware (PC specification and [*...*] to be used must be [*...*] as early as possible, the [*...*] may influence the choice of [*...*] and the number of [*...*] required.

2       DESIGN
       -------
This will include the following tasks:
o The evaluation of possible [*...*] and [*...*] to be used in the implementation.
o   The design of the [*...*] architecture (evaluating components e.g. [*...*]
o   The design of the [*...*] architecture (evaluating components e.g. [*...*]
o   The [*...*] policy for the [*...*] will also be designed.
o The design of the [*...*] will be completed. Note: The list of [*...*] and [*...*] must be kept [*...*] between Unisys and ISMSI

3       DEVELOPMENT
       ------------
This will include the following tasks:
o   Set up the [*...*]
    o   Develop tools to [*...*] data [*...*]
o   Set up the [*...*]
o   Develop the [*...*] procedures, including:
    o   Develop [*...*] for [*...*]
    o   Develop [*...*] for [*...*]
    o   Develop [*...*] for [*...*]
    o   Administration [*...*] for [*...*] sites.
    o   [*...*] to [*...*] sites.
o   Develop the [*...*] mechanism, to allow the following:
    o   Initiate [*...*] to sub-ordinate [*...*]
    o   Initiate [*...*]
    o   Provide [*...*] recovery.
    o   Provide [*...*] trail and [*...*]
o   Benchmarking the [*...*] of the [*...*] facility.
    o   Develop tools to [*...*] to [*...*] data [*...*]
o   [*...*] of the [*...*] facility
    o   Develop tools to [*...*] to [*...*] data [*...*]
o   Documentation including:
    o   [*...*] procedures.
    o   [*...*] and [*...*] procedures.
    o   [*...*] and [*...*] procedures.
    o   [*...*] procedures.
    o   [*...*] details for TOI.

4       TESTING
       --------
This will include the following tasks:
o   [*...*], including:
    o   [*...*]
    o   [*...*]
    o   [*...*]
    o   [*...*]
o   [*...*] Testing, including:
    o   [*...*]
    o   [*...*]
    o   [*...*]
    o   [*...*]
    o   [*...*}
o   [*...*] Testing, including:
    o   [*...*]
    o   [*...*]
    o   [*...*]
o   Administration [*...*]
    o   [*...*]
    o   [*...*]
    o   [*...*]
    o   [*...*]

5       INTEGRATION
       ------------
This will include the following tasks:
o   [*...*] test environment
o   Provide [*...*] to ISMSI
o   Integrate [*...*]
o   [*...*] testing of [*...*]
Note: The [*...*] will be performed in Plymouth.

6       INSTALLATION
       -------------
As per the [*...*] software [*...*]

7       SUPPORT
       --------
As per the [*...*] software [*...*]


[*...*] Confidential material redacted and filed separately with the Commission.

"CONFIDENTIAL TREATMENT REQUESTED"

8         SCHEDULE
          --------

DURATION                            DESCRIPTION
---------------------------         --------------------------
[*...*]                             TOI in Plymouth
[*...*]                             1  Study
[*...*]                             2  Design
[*...*]                             3  Development
[*...*]                             4  Testing
[*...*]                             5  Integration
[*...*]                             6  Installation
                                    7  Support


9         PRICE
          -----

The cost to provide the Datacenter solution as detailed above is $197,625.

This includes development H/W and S/W. and travel / living costs for the integration phase.
NOTE: The development H/W costs include single and multichannel analogue modems.




[*...*] Confidential material redacted and filed separately with the Commission.